UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 27, 2006

Hyperion Solutions Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26934	77-0277772
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5450 Great America Parkway, Santa Clara, California		95054
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408-588-8109

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Hyperion Solutions Corporation ("Hyperion") is filing general forms of agreement in connection with the use of restricted stock units ("RSU") as a form of equity compensation to its U.S. employees and non-U.S. ("International") employees, including Hyperion’s senior employees.

RSU awards are incentive and retention awards made pursuant to Hyperion’s stockholder-approved 2004 Equity Incentive Plan, as amended and restated (the "2004 Plan"). The U.S. and International RSU agreements (the "RSU Agreements") set forth the terms and conditions of RSUs awarded pursuant to the 2004 Plan. The RSU Agreements are administered by Hyperion’s Board of Directors or its delegate. Unvested RSUs are cancelled as of the date of employment termination as set forth in the RSU Agreements. Standard RSUs typically vest 25% annually on the first anniversary of the grant date and thereafter in equal installments every six (6) months for the following thirty-six (36) months measured from and after the first anniversary of the grant date and are settled in shares of common stock upon vesting. Until RSUs have vested and shares are issued thereunder, the RSUs do not provide recipients any rights of a stockholder and are not transferable. Where applicable, Hyperion may use country-specific RSU Agreements to comply with local laws.

Hyperion is also filing as an exhibit its updated International form of Notice of Stock Options under the 2004 Plan in connection with the issuance of stock options to its International employees. Where applicable, Hyperion may use country-specific Notices of Stock Options to comply with local laws.

The foregoing descriptions are qualified by reference to the terms set forth in the RSU Agreements and the International form of Notice of Grant of Stock Options, copies of which are filed with this Form 8-K, and to the terms of the 2004 Plan, a copy of which was filed as Exhibit 10.1 to Hyperion's 8-K dated November 21, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyperion Solutions Corporation

March 27, 2006	By:	/s/Robin Washington

Name: Robin Washington
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Hyperion Restricted Stock Unit Agreement Under the 2004 Equity Incentive Plan
10.2	Form of Hyperion International Restricted Stock Unit Agreement Under the 2004 Equity Incentive Plan
10.3	Form of Hyperion International Notice of Grant of Stock Options Under the 2004 Equity Incentive Plan